SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. __)

Filed by the Registrant    [  ]

Filed by a Party other than the Registrant    [x]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[X]	Soliciting Material Pursuant to § 240.14a-12

Navistar International Corporation
(Name of Registrant as Specified In Its Charter)

Icahn Partners LP
Icahn Partners Master Fund LP
Icahn Partners Master Fund II L.P.
Icahn Partners Master Fund III L.P.
High River Limited Partnership
Hopper Investments LLC
Barberry Corp.
Icahn Onshore LP
Icahn Offshore LP
Icahn Capital L.P.
IPH GP LLC
Icahn Enterprises Holdings L.P.
Icahn Enterprises G.P. Inc.
Beckton Corp.
Carl C. Icahn
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on table below per Exchange Act Rule 14a-6(i)(4) and 0-11.

1)           Title of each class of securities to which transaction applies:

        2)           Aggregate number of securities to which transaction applies:

        3)           Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)           Proposed maximum aggregate value of transaction:

5)           Total fee paid:

[  ]           Fee paid previously with preliminary materials.

[  ]           Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)           Amount Previously Paid:

2)           Form, Schedule or Registration Statement No.:

3)           Filing Party:

4)           Date Filed:

On September 11, 2012, Carl C. Icahn and affiliated entities filed Amendment No. 8 to Schedule 13D relating to Navistar International Corporation, a copy of which is filed herewith as Exhibit 1.

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF NAVISTAR INTERNATIONAL CORPORATION FOR USE AT ITS 2013 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF NAVISTAR INTERNATIONAL CORPORATION AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.   INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 13D RELATING TO THE COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF NAVISTAR INTERNATIONAL CORPORATION, FILED BY THE PARTICIPANTS ON SEPTEMBER 13, 2011, AS AMENDED (THE “SCHEDULE 13D”).  EXCEPT AS OTHERWISE DISCLOSED HEREIN, THE PARTICIPANTS HAVE NO INTEREST IN NAVISTAR INTERNATIONAL CORPORATION OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF NAVISTAR INTERNATIONAL CORPORATION, AS DISCLOSED IN THE SCHEDULE 13D.  THE SCHEDULE 13D IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.

EXHIBIT 1

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D

Under the Securities Exchange Act of 1934
(Amendment No. 8)*

Navistar International Corporation
(Name of Issuer)

Common Stock, Par Value $0.10
(Title of Class of Securities)

63934E108
(CUSIP Number)

Keith Schaitkin, Esq.
Icahn Capital LP
767 Fifth Avenue, 47th Floor
New York, New York 10153
(212) 702-4300

(Name, Address and Telephone Number of Person Authorized to
Receive Notices and Communications)

September 11, 2012
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition that is the subject of this Schedule 13D, and is filing this schedule because of Section 240.13d-1(e), 240.13d-1(f) or 240.13d-1(g), check the following box  / /.

NOTE:  Schedules filed in paper format shall include a signed original and five copies of the schedule, including all exhibits. See Rule 13d-7 for other parties to whom copies are to be sent.

*The remainder of this cover page shall be filled out for a reporting person's initial filing on this form with respect to the subject class of securities, and for any subsequent amendment containing information which would alter disclosures provided in a prior cover page.

The information required on the remainder of this cover page shall not be deemed to be "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934 ("Act") or otherwise subject to the liabilities of that section of the Act but shall be subject to all other provisions of the Act (however, see the Notes).

SCHEDULE 13D

Item 1.  Security and Issuer

This statement constitutes Amendment Number 8 to the Schedule 13D relating to the Common Stock, par value $0.10 (the “Shares”), issued by Navistar International Corporation (the “Issuer”), and hereby amends the Schedule 13D filed with the Securities and Exchange Commission on September 13, 2011 (the “Initial 13D”), as amended by the Amendment Number 1 to Schedule 13D, filed with the SEC, on November 2, 2011, by the Amendment Number 2 to the Schedule 13D, filed with the SEC, on November 15, 2011, by the Amendment Number 3 to the Schedule 13D, by the Amendment Number 4 to the Schedule 13D, filed with the SEC, on June 8, 2012, and by the Amendment Number 5 to the Schedule 13D, filed with the SEC, on July 11, 2012, by Amendment Number 6 to the Schedule 13D, filed with the SEC, on July 24, 2012 and by Amendment Number 7 to the Schedule 13D, filed with the SEC, on September 10, 2012, each on behalf of the Reporting Persons (as defined in the Initial 13D), to furnish the additional information set forth herein.  All capitalized terms contained herein but not otherwise defined shall have the meanings ascribed to such terms in the Initial 13D.

Item 4.  Purpose of Transaction

Item 4 of the Initial Schedule 13D is hereby amended by adding the following:

On September 11, 2012, Carl Icahn issued the attached press release (the “September 11 Press Release”), which is filed herewith as Exhibit 1.

Item 7.  Material to be Filed as Exhibits

Exhibit 1	September 11 Press Release

SIGNATURE

After reasonable inquiry and to the best of each of the undersigned knowledge and belief, each of the undersigned certifies that the information set forth in this statement is true, complete and correct.

Dated: September 11, 2012

ICAHN PARTNERS MASTER FUND LP
ICAHN PARTNERS MASTER FUND II LP
ICAHN PARTNERS MASTER FUND III LP
ICAHN OFFSHORE LP
ICAHN PARTNERS LP
ICAHN ONSHORE LP
BECKTON CORP.
HOPPER INVESTMENTS LLC
BARBERRY CORP.
HIGH RIVER LIMITED PARTNERSHIP
By: Hopper Investments LLC, general partner

By:           /s/ Edward E. Mattner
     Name: Edward E. Mattner
     Title: Authorized Signatory

ICAHN CAPITAL LP
By: IPH GP LLC, its general partner
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
IPH GP LLC
By: Icahn Enterprises Holdings L.P., its sole member
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES HOLDINGS L.P.
By: Icahn Enterprises G.P. Inc., its general partner
ICAHN ENTERPRISES G.P. INC.

By:           /s/ Sung Hwan Cho
Name: Sung Hwan Cho
Title: Chief Financial Officer

/s/ Carl C. Icahn_____________
CARL C. ICAHN

[Signature Page of Schedule 13D – Navistar International Corporation Amendment No. 8]

CARL C. ICAHN ISSUES OPEN LETTER TO
SHAREHOLDERS OF NAVISTAR INTERNATIONAL CORPORATION

New York, New York, September 11, 2012:  Carl C. Icahn today issued the following letter to the shareholders of Navistar International Corporation (NYSE: NAV):

Dear Fellow Navistar Shareholders:

In its September 10 press release the Navistar Board dismissed my September 9 letter as “threats, attacks and disruption rather than continuing constructive engagement”.  As that Board is well aware, I have a $330.9 million investment in Navistar, a company with a market capitalization that has fallen from just under $3.5 billion to $1.7 billion in the past 12 months.  The top four holders alone own approximately 56% of Navistar stock.  Meanwhile, total ownership of the Board and management is less than 1.5%, nearly all of which has been granted to them by Navistar (in other words by you and me) -- they have no skin in the game.  I have a message for the Navistar Board: My comments are not threats, they are demands that I take very seriously in light of my substantial investment, and as should you, in light of your fiduciary obligations.

Sadly, the comments made by the Navistar Board of Directors in their September 10 press release were not surprising to me.  Their comments were, in my opinion, nothing but a jumble of legal jargon about taking their “fiduciary duties very seriously”; half-baked promises regarding “new leadership,” a weak attempt to take credit for giving up on their prior emissions strategy, as though shareholders should be thankful that they only spent three years in the EGR quagmire, and blatant falsehoods as to their supposed “ongoing dialogues with shareholders”.  All of this nonsense is totally consistent with the non-productive run around that has been emblematic of my relationship with this Board, whose concept of “dialogue,” in my opinion, amounts to dogmatic, inflexible mantras, rather than the actual exchange of ideas in an effort to reach a mutual understanding for the betterment of Navistar and its owners.  In fact, on September 6, 2012, the new Navistar Chairman, Lewis Campbell admitted that he has made no attempt to discuss any of these matters with us or other shareholders.  When asked if he had discussions with any large shareholders Mr. Campbell made the following astonishing statement:

“Well I have not had any conversations with them…I will say this though, look there isn't anything I can think of anybody outside would want to do that we're not doing…. I don't know maybe you guys can tell us the things you'd like to see us do differently but I don't know what else we could be doing”

But to me the absolute topper contained in the Board’s September 10 press release was the pathetic plea by this Board that shareholders should all “rest assured, the Board and management have a clear path forward and are focused on executing on their plan and delivering value to shareholders.”  This from a Board of Directors that has overseen years of mismanagement, deteriorating results, falling stock prices and more recently, an SEC investigation.

After years of supporting a failed strategy, squandering corporate assets, overpaying underperforming executives, watching share price and market share consistently decline and, in my experience, making every possible effort to avoid engaging with shareholders in a meaningful dialogue about the future of this company, this Board is asking for a chance to implement their latest “clear path forward” at Navistar.  It is a chance shareholders cannot afford to take.  After all, this is the same Board that proved fully capable of spending our money to open a new, gold plated corporate headquarters, but failed to develop an engine that could meet EPA standards.

I made my first investment in Navistar on August 23, 2011.  From that time until today I have been a patient investor in the Company.  From the outset this Board told me that they needed time to execute on their vision for Navistar.  Despite my concerns regarding the management and governance of the company, last year we entered into a standstill with the company assuring them the opportunity to chart their own future and the time they claimed was necessary to achieve it.  We were attempting to avoid conflict in the hopes of an improved situation for all shareholders.  Those hopes have now been dashed.

In the past year, and particularly over the past several months, as our concerns for the company’s strategy continued to present themselves, we attempted to engage the company in meaningful discussions over their strategy – they have flatly refused. We have even offered on multiple occasions to sign a confidentiality agreement thereby restricting ourselves to engage in a more open discussion – again the Board refused. We have signaled a willingness to sit down and discuss this situation with the management, Board members and the other large shareholders – again the Board refused. It appears to me that the old management team received unwavering support from this Board, and in particular from this Board’s executive committee, right up until the point where it began to endanger Board members’ jobs. Only then were they willing to do anything about it, and even then they were not willing to find a permanent management team or have an open discussion with shareholders.

What has happened at Navistar over the past three years is not simply a matter of poor business judgment – as far as I am concerned it represents a blatant, ongoing disregard for the success of the company and a long track record of ignoring the perilous situation the company is in, while rewarding the strategy and management team that got us here. In my opinion, by damaging our company and its prospects, the Navistar Board has also exposed itself to significant risk of personal liability both as a result of its continuing reckless disregard for the needs of the company and the requirements of its business, and by adoption of a poison pill in the unique circumstance existing at Navistar.  With only four holders owning more than a majority of the Navistar shares, even the “normal” flimsy justifications used to support a Board’s decision to adopt a poison pill -- to protect the fragmented shareholders from the influence of an acquisitive shareholder -- are non-existent, and this pill is exposed for what I think it really is -- a bad faith, self interested maneuver by the Board to protect its fees and perks.

As I have previously stated, I intend to move forward pursuant to Section 220 of the Delaware General Corporation Law to obtain information regarding what to me are the obvious failures at Navistar.  I would prefer to amicably resolve this matter with Navistar and not engage in the tiresome and expensive process of protracted litigation and a proxy fight----all of which only make the company’s lawyers and advisors rich at my (and your) expense.  However, if the Board continues to follow the advice of those same advisors, and fails to recognize the right of an owner to have a legitimate say in the conduct of the business that it owns, then I will have little choice but to do this “the hard way” and proceed as I consider appropriate when forced to deal with an entrenched Board intent on self protection at all cost.

Very truly yours,

Carl C. Icahn

Contact: Susan Gordon (212) 702-4309

SECURITY HOLDERS ARE ADVISED TO READ THE PROXY STATEMENT AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY CARL C. ICAHN AND HIS AFFILIATES FROM THE STOCKHOLDERS OF NAVISTAR INTERNATIONAL CORPORATION FOR USE AT ITS 2013 ANNUAL MEETING WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION. WHEN COMPLETED, A DEFINITIVE PROXY STATEMENT AND A FORM OF PROXY WILL BE MAILED TO STOCKHOLDERS OF NAVISTAR INTERNATIONAL CORPORATION AND WILL ALSO BE AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.   INFORMATION RELATING TO THE PARTICIPANTS IN SUCH PROXY SOLICITATION IS CONTAINED IN THE SCHEDULE 13D RELATING TO THE COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF NAVISTAR INTERNATIONAL CORPORATION, FILED BY THE PARTICIPANTS ON SEPTEMBER 13, 2011, AS AMENDED (THE “SCHEDULE 13D”).  THE PARTICIPANTS HAVE NO INTEREST IN NAVISTAR INTERNATIONAL CORPORATION OTHER THAN THROUGH THE BENEFICIAL OWNERSHIP OF SHARES OF COMMON STOCK, PAR VALUE $0.10 PER SHARE, OF NAVISTAR INTERNATIONAL CORPORATION, AS DISCLOSED IN THE SCHEDULE 13D.  THE SCHEDULE 13D IS AVAILABLE AT NO CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION’S WEBSITE AT HTTP://WWW.SEC.GOV.